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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.20549
                         ------------------------------
                                   FORM 8-A

                     FOR REGISTRATION OF CERTAIN CLASSES OF
                     SECURITIES PURSUANT TO SECTION 12(b) OR
                   (g) OF THE SECURITIES EXCHANGE ACT OF 1934

                         ALL COMMUNICATIONS CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

   New Jersey                                                    22-3124655
--------------------------------------------------------------------------------
   (State of incorporation or organization)                   (IRS Employee
                                                              Identification #)

   1450 Route 22 West, Mountainside, New Jersey                     07092
--------------------------------------------------------------------------------
   (Address of principal executive offices)                      (ZIP CODE)

Securities to be registered pursuant to Section 12(b) of the Act:


               Title of each class                                 Name of each exchange on which
               to be so registered                                 each class is to be registered
               -------------------                                 ------------------------------
   Units, each consisting of two shares of Common
   Stock,  no   par  value  per  share,  and  two
   Redeemable   Class  A  Common  Stock  Purchase
   Warrants                                                 Boston Stock Exchange
   ----------------------------------------------           ------------------------------------------
   Common Stock, no par value per share                     Boston Stock Exchange
   ----------------------------------------------           ------------------------------------------
   Redeemable Class A Common Stock Purchase
   Warrants                                                 Boston Stock Exchange
   ----------------------------------------------           ------------------------------------------

  If this Form relates to the registration of a class of debt securities and is to become effective upon filing pursuant to General Instruction A.(c)(l), check the following box: [ ]

  If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), check the following box: [ ]

  Securities to be registered pursuant to Section 12(g) of the Act:

                           NONE
--------------------------------------------------------------------------------
                                         (Title of Class)

                          NONE
--------------------------------------------------------------------------------
                                         (Title of Class)


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 Item 1. Description of Registrant's Securities to be Registered.

         A description of the Registrant's securities to be registered is incorporated herein by reference to the section entitled "Description of Securities" in the Preliminary Prospectus forming a part of Amendment No. 2 to the Registrant's Registration Statement on Form SB-2, File No. 333-21069, filed with the Securities and Exchange Commission on April 9,1997. See Exhibit A.

Item 2.  Exhibits.

Exhibit
Number   Description of Document
------   ----------------------
A        The "Description of Securities"  section of the Preliminary  Prospectus forming  a part of  Amendment  No. 2 to the  Registrant's  Registration
         Statement on Form SB-2, File No. 333-21069,  is incorporated  herein by reference as referred to in Item 1.

1.1      Form of Common  Stock  Certificate  (filed as Exhibit 4.2 to  Amendment
         No.2 to the Registration Statement on Form SB-2, File No.333-21069, and hereby incorporated herein by reference).

1.2      Redeemable  Class  A  Warrant  Certificate  (filed  as  Exhibit  4.3 to
         Amendment  No.2 to the  Registration  Statement on Form SB-2,  File No.
         333-21069, and hereby incorporated herein by reference).

2.1 Certificate of Incorporation, as amended (filed as Exhibit 3.1 to the Registration Statement of the Registrant on Form SB-2, File No.
         333-21069, and hereby incorporated herein by reference).

2.2      By-Laws,  as amended  (filed as Exhibit 3.2 to  Amendment  No. 1 to the
         Registration  Statement  of the  Registrant  on  Form  SB-2,  File  No.
         333-21069, and hereby incorporated herein by reference).

2.3      Form of Warrant  Agreement  governing the  Redeemable  Class A Warrants
         (filed as Exhibit 4.1 to Amendment No. 2 to the Registration Statement of the Registrant on Form SB-2, File No. 333-21069, and hereby incorporated herein by reference).

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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    ALL COMMUNICATIONS CORPORATION
                                    --------------------------------------------
                                        Registrant


                                    By:  /s/ Richard Reiss
                                       -----------------------------------------
                                         Richard Reiss, President

DATE:    April 28, 1997


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